UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2014

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2014, the stockholders of ServisFirst Bancshares, Inc. (the “Company”), approved the amendment and restatement of the Company’s 2009 Stock Incentive Plan at the Company’s Annual Meeting. The amendment and restatement of this Plan had been adopted by the Company’s Board of Directors on March 17, 2014, subject to stockholder approval at the Annual Meeting.

The material terms of this Plan are summarized in the Company’s definitive Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 18, 2014. A copy of the Plan was attached as Appendix A to the Company’s definitive Proxy Statement for its 2014 Annual Meeting of Stockholders and is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)     On April 24, 2014, the Company held its Annual Meeting of Stockholders.

(b)	Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees for director listed in the Proxy Statement were elected. The final results of the voting for directors are set forth below:

Proposal 1

Election of Directors

Nominee	For	Withhold	Abstain
Stanley M. Brock	5,163,687	-	26,000
Thomas A. Broughton III	5,163,687	-	26,000
Joseph R. Cashio	5,133,687	-	56,000
James J. Filler	5,163,687	-	26,000
Michael D. Fuller	5,163,687	-	26,000
Hatton C.V. Smith	5,152,971	-	36,716

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes and abstentions.

Proposal 2

Ratification of KPMG, LLP as Independent Registered Public Accounting Firm

for the year ending December 31, 2014 - approved

For	Against	Abstain
5,152,187	21,500	16,000

Proposal 3

Approval of amendment and restatement of 2009 Stock Incentive Plan - approved

For	Against	Abstain
5,081,253	54,550	53,884

Proposal 4

Advisory vote on executive compensation - approved

For	Against	Abstain
5,086,553	42,450	60,684

As of the record date of the Annual Meeting, 7,420,812 shares of common stock were issued and outstanding, with 5,179,687 shares of common stock represented by proxies at the Annual Meeting.

Item 9.01 – Financial Statements and Exhibits.

(a)                 Not applicable

(b)                 Not applicable

(c)                 Not applicable

(d)                 Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	ServisFirst Bancshares, Inc. Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A, filed on March 18, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton III
Dated: April 28, 2014	By:	Thomas A. Broughton III
Chief Executive Officer